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                                                                   EXHIBIT 4.3.1

                                 XTO ENERGY INC.

                                       AND

                              THE BANK OF NEW YORK,
                                     Trustee


                            _________________________


                                    INDENTURE

                          Dated as of _____ __ __, 2002


                            _________________________



                             SENIOR DEBT SECURITIES

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                                TABLE OF CONTENTS

   ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION ..........................................    1
    Section 1.1 Definitions ...................................................................................    1
    Section 1.2 Incorporation by Reference of Trust Indenture Act .............................................   17
    Section 1.3 Rules of Construction .........................................................................   17
   ARTICLE II THE SECURITIES ..................................................................................   18
    Section 2.1 Forms Generally ...............................................................................   18
    Section 2.2 Title and Terms ...............................................................................   18
    Section 2.3 Denominations .................................................................................   21
    Section 2.4 Execution, Authentication, Delivery and Dating ................................................   21
    Section 2.5 Temporary Securities ..........................................................................   23
    Section 2.6 Security Register and Depositary ..............................................................   23
    Section 2.7 Transfer and Exchange .........................................................................   24
    Section 2.8 Additional Provisions for Global Securities ...................................................   27
    Section 2.9 Mutilated, Destroyed, Lost and Stolen Securities ..............................................   27
    Section 2.10 Payment of Interest; Interest Rights Preserved ...............................................   28
    Section 2.11 Persons Deemed Owners ........................................................................   29
    Section 2.12 Cancellation .................................................................................   29
    Section 2.13 Computation of Interest ......................................................................   29
    Section 2.14 CUSIP Numbers ................................................................................   30
    Section 2.15 Form of Trustee's Certificate of Authentication ..............................................   30
   ARTICLE III SATISFACTION AND DISCHARGE .....................................................................   30
    Section 3.1 Satisfaction and Discharge of Indenture .......................................................   30
    Section 3.2 Application of Trust Money ....................................................................   31
   ARTICLE IV   REMEDIES ......................................................................................   32
    Section 4.1 Events of Default .............................................................................   32
    Section 4.2 Acceleration of Maturity; Rescission and Annulment ............................................   34
    Section 4.3 Collection of Indebtedness and Suits for Enforcement by Trustee ...............................   36
    Section 4.4 Trustee May File Proofs of Claim ..............................................................   37
    Section 4.5 Trustee May Enforce Claims Without Possession of Securities ...................................   37
    Section 4.6 Application of Money Collected ................................................................   38
    Section 4.7 Limitation on Suits ...........................................................................   38
    Section 4.8 Unconditional Right of Holders to Receive Principal, Premium and Interest .....................   39
    Section 4.9 Restoration of Rights and Remedies ............................................................   39
    Section 4.10 Rights and Remedies Cumulative ...............................................................   39
    Section 4.11 Delay or Omission Not Waiver .................................................................   39
    Section 4.12 Control by Holders ...........................................................................   40
    Section 4.13 Waiver of Past Defaults ......................................................................   40
    Section 4.14 Waiver of Stay, Extension or Usury Laws ......................................................   40
    Section 4.15 Undertaking for Costs ........................................................................   41
   ARTICLE V   THE TRUSTEE ....................................................................................   41
    Section 5.1 Notice of Defaults ............................................................................   41
    Section 5.2 Certain Rights of Trustee .....................................................................   41
    Section 5.3 Trustee Not Responsible for Recitals or Issuance of Securities ................................   42
    Section 5.4 May Hold Securities ...........................................................................   43
    Section 5.5 Money Held in Trust ...........................................................................   43
    Section 5.6 Compensation and Reimbursement ................................................................   43
    Section 5.7 Corporate Trustee Required; Eligibility .......................................................   44
    Section 5.8 Conflicting Interests .........................................................................   44
    Section 5.9 Resignation and Removal; Appointment of Successor .............................................   44
    Section 5.10 Acceptance of Appointment by Successor .......................................................   46
    Section 5.11 Merger, Conversion, Consolidation or Succession to Business ..................................   46

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
    Section 5.12 Preferential Collection of Claims Against Company ......................................................   46
   ARTICLE VI HOLDERS' LISTS AND REPORTS BY TRUSTEE .....................................................................   47
    Section 6.1 Disclosure of Names and Addresses of Holders ............................................................   47
    Section 6.2 Reports By Trustee ......................................................................................   47
   ARTICLE VII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE .....................................................   47
    Section 7.1 Company May Consolidate, etc., Only on Certain Terms ....................................................   47
    Section 7.2 Successor Substituted ...................................................................................   48
   ARTICLE VIII SUPPLEMENTAL INDENTURES .................................................................................   49
    Section 8.1 Supplemental Indentures without Consent of Holders ......................................................   49
    Section 8.2 Supplemental Indentures with Consent of Holders .........................................................   50
    Section 8.3 Execution of Supplemental Indentures ....................................................................   51
    Section 8.4 Effect of Supplemental Indentures .......................................................................   51
    Section 8.5 Conformity with Trust Indenture Act .....................................................................   51
    Section 8.6 Reference in Securities to Supplemental Indentures ......................................................   51
    Section 8.7 Notice of Supplemental Indentures .......................................................................   51
   ARTICLE IX COVENANTS .................................................................................................   52
    Section 9.1 Payment of Principal, Premium, if any, and Interest .....................................................   52
    Section 9.2 Maintenance of Office or Agency .........................................................................   52
    Section 9.3 Money for Security Payments to Be Held in Trust .........................................................   52
    Section 9.4 Corporate Existence .....................................................................................   54
    Section 9.5 Payment of Taxes and Other Claims .......................................................................   54
    Section 9.6 Maintenance of Properties ...............................................................................   54
    Section 9.7 Insurance ...............................................................................................   54
    Section 9.8 Statement by Officers as to Default .....................................................................   55
    Section 9.9 Reports .................................................................................................   55
    Section 9.10 Limitation on Liens ....................................................................................   56
    Section 9.11 Waiver of Certain Covenants ............................................................................   56
   ARTICLE X REDEMPTION OF SECURITIES ...................................................................................   56
    Section 10.2 Applicability of Article ...............................................................................   56
    Section 10.3 Election to Redeem; Notice to Trustee ..................................................................   57
    Section 10.4 Selection by Trustee of Securities to Be Redeemed ......................................................   57
    Section 10.5 Notice of Redemption ...................................................................................   57
    Section 10.6 Deposit of Redemption Price ............................................................................   58
    Section 10.7 Securities Payable on Redemption Date ..................................................................   58
    Section 10.8 Securities Redeemed in Part ............................................................................   59
    Section 10.9 Optional Redemption at Make Whole Price ................................................................   59
   ARTICLE XI DEFEASANCE AND COVENANT DEFEASANCE ........................................................................   60
    Section 11.1 Company's Option to Effect Defeasance or Covenant Defeasance ...........................................   60
    Section 11.2 Defeasance and Discharge ...............................................................................   60
    Section 11.3 Covenant Defeasance ....................................................................................   61
    Section 11.4 Conditions to Defeasance or Covenant Defeasance ........................................................   61
    Section 11.5 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.....   63
    Section 11.6 Reinstatement ..........................................................................................   63
   ARTICLE XII CONVERSION ...............................................................................................   64
    Section 12.1 Applicability; Conversion Privilege and Conversion Price ...............................................   64
    Section 12.2 Conversion Procedure ...................................................................................   64
    Section 12.3 Fractions of Shares ....................................................................................   65
    Section 12.4 Adjustment of Conversion Price .........................................................................   65
    Section 12.5 Notice of Adjustments of Conversion Price ..............................................................   69
    Section 12.6 Trustee's Adjustment Disclaimer ........................................................................   69
    Section 12.7 Notice of Certain Corporate Actions ....................................................................   69
    Section 12.8 Company to Reserve Common Stock ........................................................................   70
    Section 12.9 Taxes on Conversions ...................................................................................   70
    Section 12.10 Covenant as to Common Stock ...........................................................................   70
    Section 12.11 Cancellation of Converted Securities ..................................................................   71

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
 Section 12.12 Effect of Merger, Consolidation or Sale of Assets ...........................................   71
ARTICLE XIII MISCELLANEOUS .................................................................................   72
 Section 13.1 Compliance Certificates and Opinions .........................................................   72
 Section 13.2 Form of Documents Delivered to Trustee .......................................................   72
 Section 13.3 Acts of Holders ..............................................................................   73
 Section 13.4 Notices, etc. to Trustee and Company .........................................................   74
 Section 13.5 Notice to Holders; Waiver ....................................................................   74
 Section 13.6 Effect of Headings and Table of Contents .....................................................   75
 Section 13.7 Successors and Assigns .......................................................................   75
 Section 13.8 Separability Clause ..........................................................................   75
 Section 13.9 Benefits of Indenture ........................................................................   75
 Section 13.10 Governing Law; Trust Indenture Act Controls .................................................   75
 Section 13.11 Legal Holidays ..............................................................................   76
 Section 13.12 No Recourse Against Others ..................................................................   76
 Section 13.13 Duplicate Originals .........................................................................   76
 Section 13.14 No Adverse Interpretation of Other Agreements ...............................................   76

EXHIBIT A      FORM OF SECURITY ............................................................................  A-1

                            CROSS-REFERENCE SHEET

                  Provisions of the Trust Indenture Act of 1939
                                and the Indenture

Trust Indenture                                     Indenture
  Act Section                                        Section
---------------                                     ---------

(S)310(a)(1) ......................................     5.7
      (a)(2) ......................................     5.7
      (b) .........................................     5.7, 5.8
(S)311 ............................................     5.12
(S)312(c) .........................................     6.1
(S)313 ............................................     6.2
(S)314(a) .........................................     9.9
      (c)(1) ......................................    13.1
      (c)(2) ......................................    13.1
      (e) .........................................    13.1
(S)315(a) .........................................     5.2
      (b) .........................................     5.1
(S)316(a)(last
      sentence) ...................................     1.1 ("Outstanding")
      (a)(1)(A) ...................................     4.2,4.12
      (a)(1)(B) ...................................     4.13
      (b) .........................................     4.8
      (c) .........................................    13.3(d)
(S)317(a)(1) ......................................     4.3
      (a)(2) ......................................     4.4
      (b) .........................................     9.3
(S)318(a) .........................................    13.10(b)


             This Cross-Reference Sheet shall not, for any purpose,
                    be deemed to be a part of the Indenture.











































     INDENTURE, dated as of _________ __, 2002 between XTO ENERGY INC., a Delaware corporation (hereinafter called the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance by the Company in one or more series from time to time of debentures, notes or other evidences of indebtedness, unlimited as to principal amount, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided.

     This Indenture is subject to the provisions of the Trust Indenture of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary to make this Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1  Definitions.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 13.3.

     "Adjusted Consolidated Net Tangible Assets" means (without duplication), as of the date of determination, (a) the sum of (i) discounted future net revenues from proved oil and gas reserves of the Company and its Restricted Subsidiaries (including, without limitation, oil and gas reserves owned by an oil and gas royalty trust and attributable to the Company or a Restricted Subsidiary by virtue of its ownership of Capital Stock of such royalty trust) calculated in accordance with SEC guidelines before any state or federal income taxes, as estimated by a nationally recognized firm of independent petroleum engineers in a reserve report prepared as of the end of the Company's most recently completed fiscal year, as increased by, as of the date of determination, the estimated discounted future net revenues from (A) estimated proved oil and gas reserves acquired since the date of such year-end reserve report, and (B) estimated oil and gas reserves attributable to upward revisions of estimates of proved oil and gas reserves since the date of such year-end reserve report due to exploration, development or exploitation activities, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such year-end reserve report), and decreased by, as of the date of determination, the estimated discounted future net revenues from (C) estimated proved oil and gas reserves produced or disposed of since the date of such year-end reserve report and (D) estimated oil and gas reserves attributable to downward revisions of estimates of proved oil and gas reserves since the date of such year-end reserve report due to changes in geological conditions or other factors which would, in accordance with standard industry practice, cause such revisions, in each case calculated in accordance with SEC guidelines (utilizing the prices utilized in such year-end reserve report); provided that, in the case of each of the determinations made pursuant to clauses (A) through (D), such increases and decreases shall be as estimated by the Company's petroleum engineers, (ii) the capitalized costs that are attributable to oil and gas properties of the Company and its Restricted Subsidiaries to which no proved oil and gas reserves are attributable, based on the Company's books and records as of a date no earlier than the date of the Company's latest annual or quarterly financial statements,
(iii) the Net Working Capital on a date no earlier than the date of the Company's latest annual or quarterly financial statements and (iv) the greater of (A) the net book value on a date no earlier than the date of the Company's latest annual or quarterly financial statements or (B) the appraised value, as estimated by independent appraisers, of other tangible assets (including, without duplication, investments in unconsolidated Restricted Subsidiaries) of the Company and its Restricted Subsidiaries, as of the date no earlier than the date of the Company's latest audited financial statements, minus (b) the sum of
(i) minority interests (other than a minority interest in a Subsidiary that is a business trust or similar entity formed for the primary purpose of issuing preferred securities the proceeds of which are loaned to the Company or a Restricted Subsidiary), (ii) any net gas balancing liabilities of the Company and its Restricted Subsidiaries reflected in the Company's latest audited financial statements, (iii) to the extent included in (a)(i) above, the discounted future net revenues, calculated in accordance with SEC guidelines (using the prices utilized in the Company's year-end reserve report), attributable to reserves which are required to be delivered to third parties to fully satisfy the obligations of the Company and its Restricted Subsidiaries with respect to Volumetric Production Payments on the schedules specified with respect thereto and (iv) the discounted future net revenues, calculated in accordance with SEC guidelines (using prices utilized in the Company's year-end reserve report), attributable to reserves subject to Dollar-Denominated Production Payments which, based on the estimates of production and price assumptions included in determining the discounted future net revenues specified in (a)(i) above, would be necessary to fully satisfy the payment obligations of the Company and its Restricted Subsidiaries with respect to Dollar-Denominated Production Payments on the schedules specified with respect thereto. If the Company changes its method of accounting from the successful efforts method to the full cost method or a similar method of accounting, "Adjusted Consolidated Net Tangible Assets" will continue to be calculated as if the Company was still using the successful efforts method of accounting.

     "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this definition, beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis including options or warrants to purchase such equity, but only if exercisable at the date of determination or within 60 days thereof) of a Person shall be deemed to constitute control of such Person. No Person shall be deemed an Affiliate of an oil and gas royalty trust solely by virtue of ownership of units of beneficial interest in such trust.

     "Agent Members" has the meaning specified in Section 2.8(b).

     "Attributable Indebtedness" means, with respect to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the present value of the total net amount of rent required to be paid by such Person under the lease during the primary term thereof, without giving effect to any renewals at the option of the lessee, discounted from the respective due dates thereof to such date of determination at the rate of interest per annum implicit in the terms of the lease. As used in the preceding sentence, the "net amount of rent" under any lease for any such period shall mean the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder, excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon payment of a penalty, such net amount of rent shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

     "Average Life" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (a) the sum of the products of
(i) the number of years (and any portion thereof) from the date of determination to the date or dates of each successive scheduled principal payment (including any sinking fund or mandatory redemption payment requirements) of such Indebtedness multiplied by (ii) the amount of each such principal payment by (b) the sum of all such principal payments.

     "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any duly authorized committee of such board of directors, and, with respect to any Restricted Subsidiary, either the board of directors of such Restricted Subsidiary or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee, and with respect to a Restricted Subsidiary, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Restricted Subsidiary to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York, New York, or the city in which the Trustee's Corporate Trust Office is located, are authorized or obligated by law or executive order to close.

     "Capital Stock" means, with respect to any Person, any and all shares, units of beneficial interest (including of an oil and gas royalty trust), interests, participations, rights in or other equivalents in the equity interests (however designated) in such Person, and any rights (other than debt securities convertible into an equity interest), warrants or options exercisable for, exchangeable for or convertible into such an equity interest in such Person.

     "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

     "Cash Equivalents" means (a) any evidence of Indebtedness with a maturity of 365 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (b) demand and time deposits and certificates of deposit or acceptances with a maturity of 365 days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000; (c) commercial paper with a maturity of 365 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by S&P or at least P-1 by Moody's; (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any commercial bank meeting the specifications of clause (b) above; and (e) overnight bank deposits and bankers' acceptances at any commercial bank meeting the qualifications specified in clause (b) above.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations, rulings and interpretations thereof or thereunder issued by the Internal Revenue Service.

     "Commission" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

     "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, 21W, New York, New York 10286, Attention: Corporate Trust Administration.

     "Default" means any event, act or condition that is, or after notice or passage of time or both would be, an Event of Default.

     "Defaulted Interest" has the meaning specified in Section 2.10.

     "Definitive Securities" of a series means certificated Securities of that series that are in the form established pursuant to Section 2.1.

     "Depositary" means with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section 2.6 as the Depositary with respect to the Securities, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

     "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which a Board Resolution of the Company is required to be delivered under this Indenture, a member of the Board of Directors of the Company who does not have any material direct or indirect financial interest (other than an interest arising solely from the beneficial ownership of Capital Stock of the Company) in or with respect to such transaction or series of transactions.

     "Dollar-Denominated Production Payments" means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations thereof issued by the Internal Revenue Service or the Department of Labor thereunder.

     "ERISA Affiliate" shall mean any subsidiary or trade or business (whether or not incorporated) which is a member of a group of which the Company is a member and which is under common control within the meaning of Section 414 of the Code (such rules and regulations shall also be deemed to apply to foreign corporations and entities).

     "Event of Default" has the meaning specified in Section 4.1.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor act thereto.

     "Fair Market Value" means the fair market value of a Property (including Capital Stock) or Redeemable Capital Stock as determined by a Board Resolution of the Company adopted in good faith, which determination shall be conclusive for purposes of this Indenture; provided, however, that unless otherwise specified herein, the Board of Directors shall be under no obligation to obtain any valuation or assessment from any investment banker, appraiser or other third party.

     "Federal Bankruptcy Code" means the United States Bankruptcy Code of Title 11 of the United States Code, as amended from time to time.

     "GAAP" means generally accepted accounting principles, consistently applied, that are set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable as of the date of this Indenture.

     "Global Security" of a series means a Security of that series that is issued in global form in the name of Cede & Co. or such other name as may be requested by an authorized representative of the Depositary.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indebtedness" means, with respect to any Person, without duplication, (a) all liabilities of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade accounts payable and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit, bankers' acceptance or other similar credit transaction and in connection with any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, now or hereafter outstanding, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (c) all Indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (d) all Capitalized Lease Obligations of such Person, (e) the Attributable Indebtedness (in excess of any related Capitalized Lease Obligations) related to any Sale/Leaseback Transaction of such Person, (f) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured), (g) all guarantees by such Person of Indebtedness referred to in this definition (including, with respect to any Production Payment, any warranties or guaranties of production or payment by such Person with respect to such Production Payment but excluding other contractual obligations of such Person with respect to such Production Payment), (h) all Redeemable Capital Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends, (i) all net obligations of such Person under or in respect of currency exchange contracts, Interest Rate Protection Obligations and Oil and Gas Hedging Contracts and (j) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of such Person of the types referred to in clauses (a) through (i) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the Fair Market Value of such Redeemable Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock, provided, however, that if such Redeemable Capital Stock is not at the date of determination permitted or required to be repurchased, the "maximum fixed repurchase price" shall be the book value of such Redeemable Capital Stock. Subject to clause (g) of the first sentence of this definition, neither Dollar-Denominated Production Payments nor Volumetric Production Payments shall be deemed to be Indebtedness.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Insolvency or Liquidation Proceeding" means, with respect to any Person,
(a) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization proceeding or other similar case or proceeding in connection therewith, relating to such Person or to its creditors, as such, or its assets, (b) any liquidation, dissolution or other winding-up of such Person, whether voluntary or involuntary, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

     "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on the Security.

     "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and includes, without limitation, interest rate swaps, caps, floors, collars and similar agreements or arrangements designed to protect against or manage such Person's and any of its Subsidiaries' exposure to fluctuations in interest rates.

     "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any agreement to give or grant a Lien or any lease, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing) upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

     "Maturity" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as provided therein or herein, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

     "Moody's" means Moody's Investors Service, Inc. and its successors.

     "Multiemployer Plan" shall mean a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, Section 414 of the Code or Section 3(37) of ERISA (or any similar type of plan established or regulated under the laws of any foreign country) to which the Company or any ERISA Affiliate is making or accruing or has made or accrued an obligation to make contributions.

     "Multiple Employer Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA, other than a Multiemployer Plan, subject to Title IV of ERISA, to which the Company or any ERISA Affiliate and an employer other than an ERISA Affiliate or the Company contribute and which is subject to
Section 4064 of ERISA.

     "Net Working Capital" means (a) all current assets of the Company and its Restricted Subsidiaries, minus (b) all current liabilities of the Company and its Restricted Subsidiaries, except current liabilities included in Indebtedness, in each case as set forth in financial statements of the Company prepared in accordance with GAAP.

     "Non-Recourse Indebtedness" means Indebtedness or that portion of Indebtedness of the Company or a Restricted Subsidiary incurred in connection with the acquisition by the Company or a Restricted Subsidiary of any property or assets and as to which (a) the holders of such Indebtedness agree that they will look solely to the property and assets so acquired and securing such Indebtedness for payment on or in respect of such Indebtedness and (b) no default with respect to such Indebtedness would permit (after notice, passage of time or both), according to the terms thereof, any holder of any other Indebtedness of the Company or its Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

     "Officer" means, with respect to any Person, the Chairman of the Board, the President, any Vice President, the Chief Financial Officer or the Treasurer of such Person.

     "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     "Oil and Gas Business" means (a) the acquisition, exploration, development, operation and disposition of interests in oil, gas and other hydrocarbon Properties, (b) the gathering, marketing, treating, processing, storage, refining, selling and transporting of any production from such interests or Properties, (c) any business relating to or arising from exploration for or development, production, treatment, processing, storage, refining, transportation or marketing of oil, gas and other minerals and products produced in association therewith, and (d) any activity necessary, appropriate or incidental to the activities described in the foregoing clauses (a) through (c) of this definition.

     "Oil and Gas Hedging Contracts" means any agreements or arrangements that are designed to provide protection against price fluctuations of oil, natural gas or other commodities.

     "Oil and Gas Property" means any Property or interest in Property used or useful in the Oil and Gas Business.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be reasonably acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of maturity thereof pursuant to Section 4.2.

     "Outstanding," when used with respect to any series of Securities, means, as of the date of determination, all Securities of that series theretofore authenticated and delivered under this Indenture, except:

     (a) Securities of that series theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (b) Securities of that series, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

     (c)    Securities of that series, except to the extent provided in Sections
11.2 and 11.3, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article XI; and

     (d)    Securities of that series which have been paid pursuant to Section
2.9 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, consent, notice or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.2. In determining whether the Holders of the requisite principal amount of the Outstanding Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of a Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding for such purposes shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by Section 2.2 on the date of original issuance of such Security, of the principal amount (or, in the case of any Original Issue Discount Security, the U.S. Dollar equivalent on the date of original issuance of such Security of the amount determined as provided in the preceding sentence) of such Security.

     "Pari Passu Indebtedness" means any Indebtedness of the Company that is pari passu in right of payment to the Securities.

     "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any,
on) or interest on any Securities on behalf of the Company.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation.

     "PBGC Plan" shall mean any employee pension benefit plan as defined in
Section 3(2) of ERISA sponsored by the Company or an ERISA Affiliate (excluding any Multiemployer Plan and any Multiple Employer Plan) and which is subject to Title IV of ERISA or Section 412 of the Code.

     "Permitted Liens" means the following types of Liens:

     (a)  Liens existing as of the date Securities are first issued;

     (b)  Liens securing the Securities;

     (c)  Liens in favor of the Company;

     (d) Liens securing refinancings of secured Indebtedness; provided that such Liens extend only to cover the property or assets securing the Indebtedness being refinanced;

     (e)  Liens for taxes, assessments and governmental charges or claims either
(i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on their books such reserves as may be required pursuant to GAAP;

     (f) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

     (g) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the payment or performance of tenders, statutory or regulatory obligations, surety and appeal bonds, bids, leases, government contracts and leases, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money but including lessee or operator obligations under statutes, governmental regulations or instruments related to the ownership, exploration and production of oil, gas and minerals on state, federal or foreign lands or waters);

     (h) judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired;

     (i) easements, rights-of-way, restrictions and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Restricted Subsidiaries;

     (j) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease;

     (k) Liens resulting from the deposit of funds or evidences of Indebtedness in trust for the purpose of defeasing Indebtedness of the Company or any of its Restricted Subsidiaries;

     (l) Liens securing obligations under Oil and Gas Hedging Contracts;

     (m) Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

     (n) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

     (o) Liens encumbering property or assets under construction arising from progress or partial payments by a customer of the Company or its Restricted Subsidiaries relating to such property or assets;

     (p) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;

     (q) Liens securing Interest Rate Protection Obligations which Interest Rate Protection Obligations relate to Indebtedness that is secured by Liens otherwise permitted under this Indenture;

     (r) Liens on, or related to, properties or assets to secure all or part of the costs incurred in the ordinary course of business for the exploration, drilling, development or operation thereof;

     (s) Liens on pipeline or pipeline facilities which arise out of operation of law;

     (t) Liens arising under operating agreements, joint venture agreements, partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements and other agreements which are customary in the Oil and Gas Business;

     (u) Liens reserved in oil, gas and mineral leases for bonus or rental payments, and for compliance with the terms of such leases;

     (v) Liens constituting survey exceptions, encumbrances, easements, or reservations of, or rights to others for, rights-of-way, zoning or other restrictions as to the use of real properties, and minor defects of title which, in the case of any of the foregoing, were not incurred or created to secure the payment of borrowed money or the deferred purchase price of Property or services, and in the aggregate do not materially adversely affect the value of Property of the Company and the Restricted Subsidiaries, taken as a whole, or materially impair the use of such

Properties for the purposes for which such Properties are held by the Company or any Restricted Subsidiaries;

     (w) Liens securing Non-Recourse Indebtedness; provided, however, that the related Non-Recourse Indebtedness shall not be secured by any property or assets of the Company or any Restricted Subsidiary other than the property and assets acquired by it with the proceeds of such Non-Recourse Indebtedness;

     (x) Liens securing Indebtedness incurred under one or more bank credit or revolving credit facilities;

     (y) (i) Liens upon any Property of any Person existing at the time of acquisition thereof by the Company or a Restricted Subsidiary, (ii) Liens upon any Property of a Person existing at the time such Person is merged or consolidated with the Company or any Restricted Subsidiary or existing at the time of the sale or transfer of any such Property of such Person to the Company or any Restricted Subsidiary, or (iii) Liens upon any Property of a Person existing at the time such Person becomes a Restricted Subsidiary; provided that in each case such Lien has not been created in contemplation of such sale, merger or consolidation, transfer or acquisition, and provided that, in each such case no such Lien shall extend to or cover any Property of the Company or any Restricted Subsidiary other than the Property being acquired and improvements thereon;

     (z) purchase money Liens granted or assumed in connection with the acquisition of assets in the ordinary course of business and consistent with past practices; provided that (A) such Liens attach only to the property so acquired with the Purchase Money Indebtedness secured thereby and (B) such Liens secure only Indebtedness that is not in excess of 100% of the purchase price of such assets;

     (aa) other Liens of the Company that, at the date incurred, when taken together with all other Liens theretofore incurred in reliance upon this clause
(aa), secure Indebtedness in an aggregate principal amount not in excess of 5% of Adjusted Consolidated Net Tangible Assets; and

     (bb) any Lien that is deemed to arise as a result of the sale or transfer of a Production Payment that does not involve the creation of a guaranty of the type described in clause (g) of the definition of "Indebtedness."

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.9 hereof in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

     "Production Payments" means, collectively, Dollar-Denominated Production Payments and Volumetric Production Payments.

     "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person.

     "Purchase Money Indebtedness" means Indebtedness incurred in connection with the purchase of assets in the ordinary course of business; provided that such Indebtedness is incurred within 180 days of the purchase of such assets and the principal amount thereof does not exceed 100% of the purchase price of the assets acquired.

     "Redeemable Capital Stock" means any class or series of Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed prior to 91 days after the final Stated Maturity of any series of Securities or is redeemable at the option of the holder thereof at any time prior to 91 days after such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to 91 days after such final Stated Maturity.

     "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the fifteenth day of the month (whether or not a Business Day) next preceding such Interest Payment Date.

     "Reportable Event" shall mean any event described in Section 4043 (excluding subsections (b)(7) and (b)(9)) of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for thirty-day notice to the PBGC under such regulations).

     "Responsible Officer," when used with respect to the Trustee, means any officer in the corporate trust department of the Trustee, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means any Subsidiary of the Company, whether existing on or after the date of this Indenture, unless such Subsidiary of the Company is an Unrestricted Subsidiary.

     "S&P" means Standard and Poor's, a division of The McGraw-Hill Companies, Inc., and its successors.

     "Sale/Leaseback Transaction" means, with respect to any Person, any direct or indirect arrangement pursuant to which properties or assets (except in the case of the Company or any Restricted Subsidiary, any interest in the W.T. Waggoner Building, 810 Houston Street, Fort Worth, Texas) are sold or transferred by such Person or a Subsidiary of such Person and are thereafter leased back from the purchaser or transferee thereof by such Person or one of its Subsidiaries.

     "Securities," means debentures, notes or other evidences of indebtedness issued by the Company in one or more series having such terms and provisions as shall be fixed in accordance with this Indenture.

     "Securities Act" means the Securities of 1933, as amended, and any successor statute.

     "Security Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor entity thereto.

     "Security Register" and "Securities Registrar" shall have the meanings specified in Section 2.6.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.10(1).

     "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable, and, when used with respect to any other Indebtedness or any installment of interest thereon, means the date specified in the instrument evidencing or governing such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

     "Subordinated Indebtedness" means Indebtedness of the Company which is expressly subordinated in right of payment to the Securities.

     "Subsidiary" means, with respect to any Person, (a) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (b) any other Person (other than a corporation), including, without limitation, a joint venture or any oil and gas royalty trust, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions).

     "Surviving Entity" has the meaning specified in Section 7.1(a).

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this Indenture was executed, except as provided in Section 8.5.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "Unrestricted Subsidiary" means (a) any Subsidiary of the Company that the Board of Directors of the Company designates as an Unrestricted Subsidiary as provided below, Hugoton Royalty Trust and any oil and gas royalty trust that meets the criteria for designation as an Unrestricted Subsidiary set forth in clauses (i) through (iii) of the next sentence of this definition and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company as an Unrestricted Subsidiary so long as (i) neither the Company nor any Restricted Subsidiary is directly or indirectly liable pursuant to the terms of any Indebtedness of such Subsidiary,
(ii) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity and (iii) such designation shall not result in the creation or imposition of any Lien on any of the Properties of the Company or any Restricted Subsidiary (other than any Permitted Lien or any Lien the creation or imposition of which shall have been in compliance with Section 9.10). Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing a Board Resolution with the Trustee giving effect to such designation. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary if, immediately after giving effect to such designation, (x) no Default or Event of Default shall have occurred and be continuing and (y) no Properties of the Company or any of its Restricted Subsidiaries would upon such designation become subject to any Lien (other than a Permitted Lien) unless the creation or imposition of such Lien shall have been in compliance with Section 9.10.

     "U.S. Government Obligations" has the meaning specified in Section 11.4(a).

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Volumetric Production Payments" means production payment obligations recorded as deferred revenue in accordance with GAAP, together with all undertakings and obligations in connection therewith.

     "Voting Stock" of a person means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not, at the time, stock of any other class or classes would have voting power by reason of the happening of any contingency).

     "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary to the extent all of the Capital Stock or other ownership interests in such Restricted Subsidiary, other than any directors qualifying shares mandated by applicable law, is owned directly or indirectly by the Company.

Section 1.2 Incorporation by Reference of Trust Indenture Act.

     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "indenture securities" means the Securities,

     "indenture security holder" means a Holder,

     "indenture to be qualified" means this Indenture,

     "indenture trustee" or "institutional trustee" means the Trustee, and

     "obligor" on the indenture securities means the Company or any other obligor on the Securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

Section 1.3 Rules of Construction.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

     (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

     (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Indenture unless otherwise specified; and the term "including" embraces the words "without limitation;"

     (d) unless the context otherwise requires, the word "or" is not exclusive;

     (e) provisions apply to successive events and transactions; and

     (f) references to agreements and other instruments include subsequent amendments and waivers but only to the extent not prohibited by this Indenture.

                                   ARTICLE II

                                 THE SECURITIES

Section 2.1 Forms Generally.

     The Securities of each series shall be in substantially the form set forth in Exhibit A, or such other form established by resolutions of the Board of Directors of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series shall be established by resolutions of the Board of Directors of the Company, a Board Resolution thereof shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.4 for the authentication and delivery of such Securities.

     The Securities of each series shall be printed, lithographed or engraved or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

Section 2.2 Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid (i) by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register, or (ii) with respect to any Holder owning Securities in the principal amount of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States, as specified in a written notice to the Trustee, received prior to the relevant Regular Record Date, by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested.

     The Securities may be issued from time to time in one or more series. All Securities of each series shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time of the authentication and delivery or Stated Maturity of the Securities of such series. There shall be established in or pursuant to Board Resolutions of the Company, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (a) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

          (b) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to the provisions of this Indenture);

          (c) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security is registered at the close of business on the Regular Record Date for such interest;

          (d) the date or dates on which the principal of the Securities of the series is payable;

          (e) the rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest or the method by which such rate or rates are determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable on any Securities and the Regular Record Date for any interest payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

          (f) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee, where the principal of and any premium and interest on the Securities of the series shall be payable, the Securities of the series may be surrendered for registration of transfer, the Securities of the series may be surrendered for conversion or exchange, and notices and demands to or upon the Company relating to the Securities of the series and this Indenture may be served;

          (g) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (h) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund, purchase fund or analogous obligation or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (i) the currency, currencies or currency unit or units in which the Securities of the series shall be denominated and in which payment of the principal of and any premium and interest on any Securities of the series shall be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of Outstanding;

     (j) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined by reference to an index, formula or other method, the manner in which such amounts shall be determined;

     (k) if the principal of or any premium or interest on Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the period or periods within which, and the terms and conditions upon which, such election is to be made and the amount so payable or the manner in which such amount shall be determined;

     (l) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 4.2;

     (m) if the principal amount payable at the Stated Maturity of Securities of the series is not determinable upon original issuance thereof or as of any date prior to Stated Maturity, the amount which shall be deemed to be the principal amount as of any such date for any other purpose hereunder, including the principal amount which shall be due and payable upon any maturity other than at the Stated Maturity or which shall be deemed to be Outstanding as of any date (or, in any such case, the manner in which such principal amount shall be determined);

     (n) if applicable, that the Securities of the series shall be subject to either or both of legal defeasance or covenant defeasance as provided in Article XI and the addition of additional covenants that may be subject to covenant defeasance thereunder; provided that no series of Securities that is convertible into or exchangeable for any other securities shall be subject to legal defeasance pursuant to Section 11.1;

     (o) the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable at the option of the Holders thereof or the Company, for or into new Securities of a different series or other securities or other property, including shares of Capital Stock of the Company or any Subsidiaries of the Company or securities directly or indirectly convertible into or exchangeable for such shares;

     (p) any covenants in addition to those set forth in Article IX to which the Company may be subject with respect to Securities of the series or any other additions, deletions or changes to the provisions of Article IX or any definitions relating to such Article that shall be applicable to the Securities of the series, including a provision making any Section of such Article inapplicable to the Securities of the series;

          (q) any other trustees, authenticating or paying agents, transfer agents or registrars;

          (r) the terms, if any, of the transfer, mortgage, pledge or assignment as security for the Securities of the series of any properties, assets or other collateral, including whether certain provisions of the TIA are applicable and any corresponding changes to provisions of this Indenture as currently in effect;

          (s) any Event of Default with respect to the Securities of the series, if not set forth herein, and any additions, deletions or other changes to the Events of Default set forth herein that shall be applicable to the Securities of the series (including a provision making any Event of Default set forth herein inapplicable to the Securities of that series) and any change in the right of the Trustee or the Holders to declare the principal of, and premium and interest on, such Securities due and payable;

          (t) the provisions for the payment of any additional amounts, to the extent not set forth herein; and

          (u) any other terms of the series, which shall not be inconsistent with the provisions of this Indenture.

     All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

Section 2.3 Denominations.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

Section 2.4 Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman, its President or one of its Vice Presidents, under its corporate seal affixed thereto or reproduced thereon (which may be by facsimile) and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture. Prior to authentication and delivery of such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon:

          (i) Board Resolutions of the Company authorizing the terms of issuance of any series of Securities;

          (ii)  an executed supplemental Indenture, if any;

          (iii) an Officers' Certificate stating that all conditions precedent provided for in this Indenture have been complied with; and

          (iv)  an Opinion of Counsel stating:

                (1) that the form of such Securities has been established in conformity with the provisions of this Indenture; and

                (2) that the Company has the corporate power to issue such Securities, and such Securities have been duly authorized, executed and delivered by the Company and, assuming due authentication and delivery by the Trustee, constitute valid and legally binding obligations of the Company enforceable in accordance with their terms (subject to bankruptcy, reorganization, insolvency and other laws and legal principles affecting creditors' rights and to general principles of equity), and entitled to the benefits of this Indenture.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     In case the Company, pursuant to and in compliance with Article VII, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its Properties substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VII, any of the Securities of any series authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities of the series executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities of any series shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders of such series but without expense to them, shall provide for the exchange of all Securities of the series at the time Outstanding for Securities of the series authenticated and delivered in such new name.

Section 2.5 Temporary Securities.

     Pending the preparation of Definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities, which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause Definitive Securities of such series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 9.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series.

Section 2.6 Security Register and Depositary.

     The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency designated pursuant to Section 9.2 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times and during normal business hours, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

     The Company initially appoints The Depository Trust Company to act as Depositary with respect to each Global Security.

Section 2.7 Transfer and Exchange.

     (a) Transfer and Exchange of Definitive Securities. When Definitive Securities of any series are presented to the Securities Registrar with the request:

          (i)   to register the transfer of such Definitive Securities, or

          (ii) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of the same series of other authorized denominations,

the Securities Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Definitive Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing.

     (b) Restriction on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security of a series may not be exchanged for a beneficial interest in a Global Security of the same series except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security of a series, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with written instructions directing the Trustee to make, or directing the Security Custodian to make, an endorsement on the Global Security of the same series to reflect an increase in the aggregate principal amount of the Securities represented by such Global Security, then the Trustee shall cancel such Definitive Security in accordance with Section 2.12 and cause, or direct the Security Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Security Custodian, the aggregate principal amount of Securities represented by such Global Security to be increased accordingly. If no Global Securities of such series are then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Security of the same series in the appropriate principal amount.

     (c) Transfer and Exchange of Global Securities. The transfer and exchange of Global Securities of any series or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture and the procedures of the Depositary therefor.

     (d) Transfer of a Beneficial Interest in a Global Security for a Definitive Security.

          (i) Any Person having a beneficial interest in a Global Security of any series may upon request to the Trustee exchange such beneficial interest for a Definitive Security of the same series. Upon receipt by the Trustee of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Security of a series. The Trustee or the Security Custodian, at the direction of the Trustee, shall, in accordance with the standing instructions and procedures existing between the Depositary and the Security Custodian, cause the aggregate principal amount of Global Securities of such series to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Definitive Security of the same series in the appropriate principal amount.

          (ii) Definitive Securities of a series issued in exchange for a beneficial interest in a Global Security of the same series pursuant to this Section 2.7(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Definitive Securities to the Persons in whose names such Securities are so registered.

     (e) Restrictions on Transfer and Exchange of Global Securities. Notwithstanding any other provisions of this Indenture (other than the provisions set forth in subsection (f) of this Section 2.7), any Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Each Security certificate evidencing Global Securities shall bear the paragraph referred to in footnote 1 in the form of Security attached hereto as Exhibit A.

     (f) Authentication of Definitive Securities in Absence of Depositary. If at any time:

          (i) the Depositary for Securities of a series notifies the Company that the Depositary is unwilling or unable to continue as Depositary for such Global Securities of such series and a successor Depositary for such Global Securities is not appointed by the Company within 90 days after delivery of such notice;

          (ii) an Event of Default with respect to Securities of a series then Outstanding has occurred and is continuing and the Security Registrar has received a request from the Depositary to issue Definitive Securities of such series in lieu of all or a portion of the Global Security (in which case the Company shall deliver such Definitive Securities within 30 days of such request); or

          (iii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities of a Series under this Indenture;

then the Company will execute, and the Trustee will authenticate and deliver, Definitive Securities of such series in an aggregate principal amount equal to the principal amount of the Global Securities of such series, in exchange for such Global Securities and registered in such names as the Depositary shall instruct the Trustee or the Company in writing.

     (g) Cancellation and/or Adjustment of Global Security. At such time as all beneficial interests in a Global Security of a series have either been exchanged for Definitive Securities of such series, redeemed, repurchased or canceled, such Global Security shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in such Global Security is exchanged for Definitive Securities of such series, redeemed, repurchased or cancelled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security, by the Trustee or the Security Custodian, at the direction of the Trustee to reflect such reduction.

     (h)   General Provisions with respect to Transfer and Exchanges.

           (i)   To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's request.

           (ii) No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities (except as otherwise expressly permitted herein), but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to the last paragraph of Section 2.4 or Sections 2.5, 8.6 or 10.7).

           (iii) The Trustee shall authenticate Definitive Securities and Global Securities in accordance with the provisions of Section 2.4.

           (iv) Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of a Security between the record date and the next succeeding Interest Payment Date.

           (v) Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities of any series by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners of the related Securities, and the Company and the Trustee may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities of any series to be issued).

           (vi) Neither the Trustee, the Security Registrar nor the Company shall be required (A) to issue, register the transfer of or exchange any Security of a series during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities of such series selected for redemption under Section 10.3 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

           (vii) All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

           (viii) Each Holder of a Security of a series agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable federal or state securities law.

Section 2.8 Additional Provisions for Global Securities.

     (a) The Global Security of any series initially shall be registered in the name of the Depositary for such Global Security or the nominee of such Depositary and be delivered to the Trustee as custodian for such Depositary.

     (b) Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under any Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

     (c) The registered holder of the Global Security of any series may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any permitted by a Holder of Securities of such series.

Section 2.9 Mutilated, Destroyed, Lost and Stolen Securities.

     If (i) any mutilated Security is surrendered to the Trustee or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of the same series of like tenor and principal amount bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.10 Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 9.2.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such and (to the extent lawful) interest on such defaulted interest at the rate prescribed therefor in such Security (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited shall be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 14.5, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 2.11 Persons Deemed Owners.

     Prior to the due presentment of a Security for registration of transfer, the Company, the Security Registrar, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Section 2.10) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Security Registrar, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 2.12 Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be delivered to the Company.

Section 2.13 Computation of Interest.

     Except as otherwise provided or contemplated by Section 2.1, interest on the Securities of each series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

Section 2.14 CUSIP Numbers.

     The Company in issuing the Securities of any series may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

Section 2.15 Form of Trustee's Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK, as Trustee

                                         By _______________________________
                                             Authorized Signatory

                                   ARTICLE III

                           SATISFACTION AND DISCHARGE

Section 3.1  Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect with respect to any series of Securities (except as to surviving rights of registration of transfer or exchange of Securities of such series, as expressly provided for in this Indenture and the Security for such series), and upon payment of all amounts due the Trustee under Section 5.6, the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when:

     (a)   either

           (i)   all Securities of that series theretofore authenticated and delivered (other than (A) Securities of that series which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9 and (B) Securities of that series for whose payment money or United States governmental obligations of the type described in clause (a) of the definition of Cash Equivalents whose maturity is not later than the Stated Maturity of principal of and remaining interest on such Securities has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated

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

      and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 9.3) have been delivered to the Trustee for cancellation, or

             (ii) all Securities of that series not theretofore delivered to the Trustee for cancellation

                    (A)  have become due and payable, or

                    (B) will become due and payable at their Stated Maturity within one year, or

                    (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (ii)(A), (ii)(B) or (ii)(C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency in which the Securities of such series are denominated sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with instructions from the Company irrevocably directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

      (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Securities of such series; and

      (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each satisfactory in form to the Trustee, which, taken together, state that all conditions precedent herein relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 5.6 shall survive and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (a)(i) of this Section, the obligations of the Trustee under Section 3.2 and the last paragraph of
Section 9.3 shall survive.

Section 3.2  Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the relevant Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may

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

determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                   ARTICLE IV

                                    REMEDIES

Section 4.1  Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of the principal of or premium, if any, on any Security of that series, whether such payment is due at maturity, upon redemption, upon any sinking fund payment date, upon acceleration or otherwise; or

     (b) default in the payment of any installment of interest on any Security of that series, when it becomes due and payable, and the continuance of such default for a period of 30 days; or

     (c)     default in the performance or breach of the provisions of Article
VII; or

     (d) the Company shall fail to perform or observe any other term, covenant or agreement contained in the Securities of that series or this Indenture (other than a default specified in (a), (b) or (c) above) for a period of 30 days after written notice of such failure requiring the Company to remedy the same shall have been given (i) to the Company by the Trustee or (ii) to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of Securities of that series then Outstanding; or

     (e) the occurrence and continuation beyond any applicable grace period of any default in the payment of the principal of (or premium, if any, on) or interest on any Indebtedness of the Company (other than the Securities) or any Restricted Subsidiary for money borrowed when due, or any other default causing acceleration of any Indebtedness of the Company or any Restricted Subsidiary for money borrowed; provided that the aggregate principal amount of such Indebtedness shall exceed $10,000,000; provided further that if any such default is cured or waived or any such acceleration rescinded, or such debt is repaid, within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default under this Indenture and any consequential acceleration of Securities shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree; or

     (f) the commencement of proceedings, or the taking of any enforcement action (including by way of set-off), by any holder of at least $10,000,000 in aggregate principal

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

amount of Indebtedness of the Company or any Restricted Subsidiary, after a default under such Indebtedness, to retain in satisfaction of such Indebtedness or to collect or seize, dispose of or apply in satisfaction of such Indebtedness, property or assets of the Company or any Restricted Subsidiary having a Fair Market Value in excess of $10,000,000 individually or in the aggregate; provided that if any such proceedings or actions are terminated or rescinded, or such Indebtedness is repaid, such Event of Default under this Indenture and any consequential acceleration of Securities shall be automatically rescinded, so long as (i) such rescission does not conflict with any judgment or decree and (ii) the holder of such Indebtedness shall not have applied any such property or assets in satisfaction of such Indebtedness; or

     (g) if (i) any material "accumulated funding deficiency" (as defined in Section 302 of ERISA or Section 412 of the Code), shall exist with respect to any PBGC Plan or Multiple Employer Plan (unless a waiver or extension is obtained under Section 12(d) or (e) of the Code and Sections 303 and 304 of ERISA), if such accumulated funding deficiency would give rise to a material liability of the Company, (ii) a Reportable Event shall occur with respect to any PBGC Plan or Multiple Employer Plan, which Reportable Event is likely to result in the termination of such PBGC Plan or Multiple Employer Plan for purposes of Title IV of ERISA and to give rise to a material liability of the Company, (iii) proceedings to have a trustee appointed shall commence, or a trustee shall be appointed to terminate or administer a PBGC Plan or Multiple Employer Plan, which proceeding is likely to result in the termination of such PBGC Plan or Multiple Employer Plan and to give rise to a material liability of the Company with respect to such termination, (iv) a notice of intent to terminate a PBGC Plan or Multiple Employer Plan in a distress termination under
Section 4041(c) of ERISA is furnished to participants, (v) any Multiemployer Plan is in reorganization or is insolvent and the circumstances are such that such reorganization or insolvency will likely result in a material liability to the Company, (vi) there is a complete or partial withdrawal from a Multiemployer Plan under circumstances that would likely subject the Company to material liability, or (vii) any event or condition described in (i) through (vi) above (determined without regard to whether the event or condition taken alone would or could result in a material liability) shall occur or exist with respect to a PBGC Plan, Multiple Employer Plan or Multiemployer Plan which in combination with one or more of any events described in (i) through (vi) above (determined without regard to whether the event or condition taken alone would or could result in a material liability) that has occurred or exists, would likely subject the Company or any Restricted Subsidiary to any material tax, penalty or other liability (for purposes of this paragraph (g) the term "material" and "material liability" shall mean any tax, penalty or liability in excess of $10,000,000); or

     (h) final judgments or orders rendered against the Company or any Restricted Subsidiary that are unsatisfied and that require the payment in money, either individually or in an aggregate amount, that is more than $10,000,000 over the coverage under applicable insurance policies and either (i) commencement by any creditor of an enforcement proceeding upon such judgment (other than a judgment that is stayed by reason of pending appeal or otherwise) or (ii) the occurrence of a 60-day period during which a stay of such judgment or order, by reason of pending appeal or otherwise, was not in effect; or

     (i) the entry of a decree or order by a court having jurisdiction in the premises (i) for relief in respect of the Company or any Restricted Subsidiary in an involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) adjudging the Company or any Restricted Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company or a Restricted Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing under any such law a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Restricted Subsidiary or of a substantial part of their consolidated assets, or ordering the winding up or liquidation of their affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (j) the commencement by the Company or any Restricted Subsidiary of a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by the Company or any Restricted Subsidiary to the entry of a decree or order for relief in respect thereof in an involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company or any Restricted Subsidiary of a petition or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it under any such law to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or any Restricted Subsidiary or of any substantial part of their consolidated assets, or the making by it of an assignment for the benefit of creditors under any such law, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company or any Restricted Subsidiary in furtherance of any such action.

Section 4.2  Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 4.1(i) or (j)) with respect to Securities of any series at the time Outstanding shall occur and be continuing, the Trustee, by written notice to the Company, or the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series, by notice to the Trustee and the Company, may declare all unpaid principal of (or, if Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), premium, if any, and accrued interest on all Securities of that series to be due and payable immediately, upon which declaration all amounts payable in respect of such Securities shall be immediately due and payable. If an Event of Default specified in Section 4.1(i) or (j) occurs and is continuing, then the principal of (or, if Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof), premium, if any, and accrued interest on all Outstanding Securities shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

     At any time after a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind such declaration and its consequences if:

     (a) the Company has paid or deposited with the Trustee a sum sufficient to pay:

          (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

          (ii) all overdue interest on all Outstanding Securities of that series,

          (iii) all unpaid principal of (and premium, if any, on) any Outstanding Securities of that series which has become due otherwise than by such declaration of acceleration and interest on such unpaid principal at the rate borne by such Securities, and

          (iv) to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal which has become due otherwise than by such declaration of acceleration (without duplication of any amount deposited pursuant to clauses (ii) and (iii) above), at the rate or rates prescribed therefor in such Securities of that series;

     (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and

     (c) all Events of Default with respect to Securities of that series, other than the nonpayment of principal of (or premium, if any, on), and interest on Securities of that series that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 4.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Notwithstanding the foregoing, in the event of a declaration of acceleration in respect of Securities of a series because of an Event of Default specified in (A) Section 4.1(e) shall have occurred and be continuing, such declaration of acceleration and any consequential acceleration shall be automatically rescinded if the Indebtedness that is the subject of such Event of Default has been repaid, or if the default relating to such Indebtedness is waived or cured and if such Indebtedness has been accelerated, then the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness (provided, in each case, that such repayment, waiver, cure or rescission is effected within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration), or (B) Section 4.1(f) shall have occurred and be continuing, such declaration and any consequential acceleration shall be automatically rescinded if the proceedings or enforcement action with respect to the Indebtedness that is the subject of such Event of Default are terminated or rescinded, or such

Indebtedness has been repaid and only so long as the holder of such Indebtedness shall not have applied any Property referenced in such Section 4.1(f) in satisfaction of such Indebtedness; and, in the case of both (A) and (B) above, written notice of such repayment, or cure or waiver and rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders or other evidence satisfactory to the Trustee of such events is provided to the Trustee, within 30 days after such declaration of acceleration in respect of such Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period, and so long as such recision of the declaration of acceleration of such Securities does not conflict with any judgement or decree as certified to the Trustee by the Company.

Section 4.3  Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if:

             (i) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

             (ii) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon such Securities, wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in any provision of such Securities or this Indenture or in aid of the exercise of any power granted therein or herein, or to enforce any other proper remedy.

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

Section 4.4  Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the Property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or such other obligor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

             (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of such Securities and to file such other papers or documents and take any other actions including participation as a full member of any creditor or other committee as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

             (ii) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.6.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 4.5  Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 4.6  Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 5.6;

     SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

     THIRD: The balance, if any, to the Company.

Section 4.7  Limitation on Suits.

     No Holder of a Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

             (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

             (ii) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

             (iii) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

             (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

             (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities of a series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of that series, or to obtain or to seek to obtain priority or preference over any other Holders of Securities of that series or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of that series.

Section 4.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, under Article XI) and in such Security of the principal of (and premium, if any, on) and (subject to Section 2.10) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date) and, if applicable to such Security, to convert or exchange such Security in accordance with provisions of such Security, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 4.9  Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereunder, and all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 4.10 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.9, no right or remedy herein conferred upon or reserved to the Trustee or to Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 4.11 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 4.12 Control by Holders.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of a series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to Securities of such series, or exercising any trust or power conferred on the Trustee, provided that:

             (i) such direction shall not be in conflict with any rule of law or with this Indenture,

             (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

             (iii) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders not joining therein.

Section 4.13 Waiver of Past Defaults.

     The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of a series may on behalf of the Holders of all the Securities of that series waive any existing Default or Event of Default hereunder and its consequences with respect to Securities of that series, except a Default or Event of Default:

             (i) in the payment of the principal of, premium, if any, or interest on any Security, or

             (ii)  in respect of a covenant or provision hereof which under
     Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security of that services affected.

     Upon any such waiver, such Default or Event of Default shall cease to exist for every purpose under this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 4.14 Waiver of Stay, Extension or Usury Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of (premium, if any, on) and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and the Company covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.15 Undertaking for Costs.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This
Section 4.15 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.8, or a suit by Holders of more than 10% in principal amount of the then Outstanding Securities of the relevant series.


                                    ARTICLE V

                                   THE TRUSTEE

Section 5.1  Notice of Defaults.

     Within 60 days after the occurrence of any Default hereunder with respect to Securities of any series, the Trustee shall transmit to Holders of Securities of such series in the manner and to the extent provided in TIA Section 313(c), notice of such Default known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any Default of the character specified in
Section 4.1(e) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

Section 5.2  Certain Rights of Trustee.

     Subject to the provisions of TIA Sections 315(a) through 315(d):

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action

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hereunder, the Trustee (unless other evidence be herein specifically prescribed)
may, in the absence of bad faith on its part, rely upon an Officers'
Certificate;

     (d) the Trustee may consult with counsel of its selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

     (i) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the relevant series of Securities and this Indenture.

     The Trustee shall not be required to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 5.3  Trustee Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or

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sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder, and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth herein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 5.4  May Hold Securities.

     The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

Section 5.5  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 5.6  Compensation and Reimbursement.

     The Company agrees:

     (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing from time to time between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel, except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith); and

     (c) to indemnify the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, (i) arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or (ii) in connection with enforcing this indemnification provision.

     The obligations of the Company under this Section 5.6 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold

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harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding. As security for the performance of such obligations of the Company, the Trustee shall have a claim and lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for payment of principal of (and premium, if any, on) or interest on any Security. Such lien shall survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding.

     When the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in paragraph (i) or (j) of Section 4.1 of this Indenture, such expenses and the compensation for such services are intended to constitute expenses of administration under any Insolvency or Liquidation Proceeding.

Section 5.7  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 5.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 5.8  Conflicting Interests.

     The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

Section 5.9  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 5.10.

     (b) The Trustee may resign at any time with respect to Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 5.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to Securities of any series by Act of Holders of a majority in principal amount of the Outstanding Securities of such series,

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delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 5.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (d)  If at any time:

          (i)   the Trustee shall fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 5.7 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (A) the Company, by a Board Resolution, may remove the Trustee, or (B) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If, with respect to the Securities of one ore more series, the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of such series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to Securities of a series shall have been so appointed by the Company or Holders and accepted appointment in the manner required by Section 5.10, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. Such successorship may, but need not be, evidenced by a supplemental indenture.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities of each series so affected in the manner provided for in
Section 13.5. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

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Section 5.10 Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under
Section 5.6, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 5.11 Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force that is provided anywhere in the Securities or in this Indenture; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 5.12 Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company or any such other obligor.

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                                   ARTICLE VI

                      HOLDERS' LISTS AND REPORTS BY TRUSTEE

Section 6.1  Disclosure of Names and Addresses of Holders.

     Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Security Registrar and the Trustee that none of the Company, the Security Registrar or the Trustee, or any agent of any of them, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

Section 6.2  Reports By Trustee.

     Within 60 days after May 15 of each year commencing with May 15, 2002, the Trustee shall transmit by mail to the Holders, as their names and addresses appear in the Security Register, a brief report dated as of such May 15 in accordance with and to the extent required under TIA Section 313(a). The Trustee shall also comply with TIA Sections 313(b) and 313(c).

     The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

     A copy of each Trustee's report, at the time of its mailing to Holders of Securities, shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.


                                   ARTICLE VII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 7.1  Company May Consolidate, etc., Only on Certain Terms.

     The Company shall not, in any single transaction or a series of related transactions, merge or consolidate with or into any other Person, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all its Properties to any Person or group of Affiliated Persons, unless at the time and after giving affect thereto:

     (a) either (i) if the transaction or transactions is a merger, the Company shall be the surviving Person of such merger, or (ii) the Person formed by such consolidation or into which the Company is merged or to which the Properties of the Company are sold, assigned, conveyed, transferred, leased or otherwise disposed of (any such surviving Person or transferee Person being the "Surviving Entity") shall be organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly

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assume by a supplemental indenture to this Indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company for the due and punctual payment of the principal of (and premium, if any, on) and interest on all the Securities and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed, and this Indenture shall remain in full force and effect;

     (b) immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries in connection with or as a result of such transaction or transactions as having been incurred at the time of such transaction or transactions), no Default or Event of Default shall have occurred and be continuing;

     (c) if any of the Properties of the Company or any of its Restricted Subsidiaries would upon such transaction or series of related transactions become subject to any Lien (other than a Permitted Lien), the creation or imposition of such Lien shall have been in compliance with Section 9.10; and

     (d) the Company or the Surviving Person shall have delivered to the Trustee (i) an Officers' Certificate in form and substance reasonably acceptable to the Trustee, stating that such consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Indenture and that all conditions precedent herein relating to such transaction or transactions have been satisfied and (ii) an Opinion of Counsel stating that the requirements of Section 7.1(a) have been complied with.

Section 7.2  Successor Substituted.

     Upon any consolidation of the Company with or merger of the Company with or into any other entity or any sale, assignment, lease, conveyance, transfer or other disposition of all or substantially all of the Properties of the Company to any Person in accordance with Section 7.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such sale, assignment, conveyance, transfer or other disposition, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section 7.1), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and the Company may be dissolved and liquidated.

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                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

Section 8.1  Supplemental Indentures without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

     (b) to add to the covenants of the Company for the benefit of Holders of all or any series of Securities or to surrender any right or power herein conferred upon the Company; or

     (c)     to add any additional Events of Default; or

     (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Sections 5.9 and 5.10; or

     (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to qualify, or maintain the qualification of, the Indenture under the TIA or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

     (f)     to secure the Securities pursuant to the requirements of Section
9.10 or otherwise; or

     (g) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

     (h) to add to, change or eliminate any provision of this Indenture with respect to one or more series of Securities, provided that any such addition, change or elimination shall (i) neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when no such Security is Outstanding; or

     (i) to evidence and provide for the acceptance of appointment hereunder by a separate trustee with respect to Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the appointment of more than one Trustee; or

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     (j)     to provide for the terms and conditions of conversion of Securities of any series, if any, pursuant to the requirements of Article XII; or

     (k) to establish the form or terms of Securities of any series, as permitted by Section 2.1.

Section 8.2  Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

     (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of Maturity pursuant to
Section 4.2, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

     (b) reduce the percentage of aggregate principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

     (c) modify any of the provisions of this Section or Sections 4.13 and 9.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has been expressly included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of Holders of Securities of any other series.

     It shall not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

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Section 8.3 Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 8.4 Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 8.5 Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 8.6 Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 8.7 Notice of Supplemental Indentures.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 13.5, setting forth in general terms the substance of such supplemental indenture.

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                                   ARTICLE IX

                                   COVENANTS

Section 9.1 Payment of Principal, Premium, if any, and Interest.

     The Company covenants and agrees for the benefit of the Holders of Securities of each series that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture. The Company shall pay interest (including post-petition interest in any proceeding under the Federal Bankruptcy Code or any similar state bankruptcy law) on overdue principal, and premium, if any, at the rate prescribed therefor in such Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under the Federal Bankruptcy Code or any similar state bankruptcy law) on overdue installments of interest (without regard to any applicable grace period) at the prescribed rate to the extent lawful.

Section 9.2 Maintenance of Office or Agency.

     The Company shall maintain for each series of Securities in the City of New York an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Corporate Trust Office shall be such office or agency of the Company, unless the Company shall designate and maintain for any series some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the aforementioned office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies (in or outside of the City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the City of New York in accordance with the requirements provided herein for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

Section 9.3 Money for Security Payments to Be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to Securities of any series, it shall, on or before each due date of the principal of (and premium, if any, on) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so

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becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents for Securities of any series, it will, on or before 11:00 A.M., New York City time, on each due date of the principal of (and premium, if any, on), or interest on, any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

     The Company shall cause each Paying Agent for Securities of any series (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities of the series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any default by the Company (or any other obligor upon Securities of that series) in the making of any payment of principal (and premium, if any) or interest; and

     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city of each place of payment of principal of, (and premium, if any on) and interest on Securities of the relevant series notice that such money remains unclaimed and that,

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

after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 9.4 Corporate Existence.

     Except as expressly permitted by Article VII or other provisions of this Indenture, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such existence of its Restricted Subsidiaries, right or franchise, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not disadvantageous in any material respect to Holders of Securities of any series.

Section 9.5 Payment of Taxes and Other Claims.

     The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or Property of the Company or any Restricted Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the Property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made in accordance with GAAP.

Section 9.6 Maintenance of Properties.

     The Company shall cause all material Properties owned by the Company or any Restricted Subsidiary and used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted), all as in the judgment of the Company may be necessary so that its business may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such Properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders of Securities of any series. Notwithstanding the foregoing, nothing contained in this Section 9.6 shall limit or impair in any way the right of the Company and its Restricted Subsidiaries to sell, divest and otherwise to engage in transactions that are otherwise permitted by this Indenture.

Section 9.7 Insurance.

     The Company shall at all times keep all of its and its Restricted Subsidiaries' Properties which are of an insurable nature insured (including appropriate self-insurance) with insurers,

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

believed by the Company to be responsible, against loss or damage to the extent that, in the reasonable good faith opinion of the Company, property of similar character is usually so insured by corporations similarly situated and owning like properties.

     The Company may adopt such other plan or method of protection, in lieu of or supplemental to insurance with insurers, whether by the establishment of an insurance fund or reserve to be held and applied to make good losses from casualties, or otherwise, conforming to the systems of self-insurance, in the reasonable good faith opinion of the Company, maintained by corporations similarly situated and owning like properties, as may be determined by the Board of Directors.

Section 9.8 Statement by Officers as to Default.

     (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company and within 45 days of the end of each of the first, second and third quarters of each fiscal year of the Company, an Officers' Certificate, one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company, stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal quarter or fiscal year, as applicable, has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of such Officer's knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto). Such Officers' Certificate shall comply with TIA Section 314(a)(4). For purposes of this
Section 9.8(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

     (b) The Company shall, so long as any Securities of any series are Outstanding, deliver to the Trustee forthwith upon any Officer becoming aware of any Default or Event of Default or default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company proposes to take with respect thereto within 10 days of its occurrence.

Section 9.9 Reports.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and reports as required under the Trust Indenture Act. In connection therewith, the Company shall file with the Trustee copies of all annual, quarterly and other reports and other information and documents that the Company is required to file with the Commission under the Exchange Act. Each such report or other information or document shall be filed with the Trustee within 15 days after the filing thereof with the Commission. If the Company at any time is no longer subject to the reporting requirements of
Section 13 or 15(d) of

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

the Exchange Act, the Company will file with the Trustee annual and quarterly reports and other documents that the Company would be required to file with the Commission if it were subject to Section 13 of the Exchange Act, and the Company shall file such reports and other documents with the Trustee within 15 days after the date on which the Company would be required to file them with the Commission if the Company were so required.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

Section 9.10  Limitation on Liens.

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, affirm or suffer to exist or become effective any Lien of any kind, except for Permitted Liens, on or with respect to any of its property or assets (including any intercompany notes), whether owned at the date of this Indenture or thereafter acquired, or any income, profits or proceeds therefrom, unless (a) in the case of any Lien securing Subordinated Indebtedness, the Securities (then Outstanding and thereafter created) are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien and (b) in the case of any other Lien, the Securities (then Outstanding and thereafter created) are directly secured equally and ratably with the obligation or liability secured by such Lien.

Section 9.11  Waiver of Certain Covenants.

         The Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in Sections 9.5 through 9.10 if, before or after the time for such compliance, the Holders of at least a majority in principal amount of the Outstanding Securities of each series affected, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                    ARTICLE X

                            REDEMPTION OF SECURITIES

Section 10.1  Applicability of Article.

         Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and, unless otherwise provided in such terms, this Article.

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

Section 10.2  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and, if less than all the Securities of a series are to be redeemed, the principal amount of Securities of the series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to
Section 10.3. Any election to redeem Securities shall be revocable until the Company gives a notice of redemption pursuant to Section 10.4 to the Holders of Securities to be redeemed.

Section 10.3  Selection by Trustee of Securities to Be Redeemed.

         If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, pro rata, by lot or by any other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that any such partial redemption shall be in integral multiples of $1,000.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

Section 10.4 Notice of Redemption.

         Notice of redemption shall be given in the manner provided for in
Section 13.5 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP number) and shall state:

         (a)  the Redemption Date;

         (b)  the Redemption Price;

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

         (c) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of a partial redemption of any series, the principal amounts) of the particular Securities to be redeemed;

         (d) that on the Redemption Date the Redemption Price (together with accrued interest to the Redemption Date payable as provided in Section 10.6) will become due and payable upon each such Security, or the portion thereof, to be redeemed, and that, unless the Company shall default in the payment of the Redemption Price and any applicable accrued interest, interest thereon will cease to accrue on and after said date;

         (e) if applicable, that the redemption is for a sinking fund; and

         (f) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Notice, if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect therein to the Holder of any Security of a series shall not affect the validity of any proceedings for the redemption of other Security of such series.

Section 10.5  Deposit of Redemption Price.

         On or before 11:00 A.M., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money sufficient to pay the Redemption Price of, and accrued and unpaid interest on, all the Securities which are to be redeemed on such Redemption Date.

Section 10.6  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued and unpaid interest to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 2.10.

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

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

Section 10.7  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 9.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.

Section 10.8  Sinking Fund.

         The terms of the Securities of any series may provide for a sinking fund for the retirement of Securities of that series. The following provisions shall apply to any such sinking fund except as otherwise specified for the Securities of such series.

         (a) The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment."

         (b) In lieu of making all or any part of any mandatory sinking fund payment in cash with respect to any Securities of a series, the Company may at its option satisfy all or part of its sinking fund payment obligation with respect to such Securities by (i) delivery of Outstanding Securities of that series theretofore purchased or otherwise acquired by the Company (other than any Securities previously called for redemption) or (ii) applying as a credit the principal amount of Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Securities for redemption through operation of the sinking fund, and the amount of such mandatory sinking fund payment shall be reduced accordingly.

         (c) Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 10.8(b) (including therewith delivery to the Trustee of any Securities to be so

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

delivered), and whether the Company intends to make any permitted optional sinking fund payment with respect to such series. Not less than 45 days prior to such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 10.3, and the Company shall cause notice of the redemption thereof to be given at its expense in the manner provided in Section 10.4 except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections
10.6 and 10.7.

                                   ARTICLE XI

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 11.1  Company's Option to Effect Defeasance or Covenant Defeasance.

         Unless pursuant to Section 2.1 provision is made that this Article shall not be applicable to the Securities of any series, the Company may, at its option by Board Resolution, at any time, with respect to the Outstanding Securities of any series designated in accordance with Section 2.1 as being defeasible pursuant to this Article XI, elect to have either Section 11.2 or
Section 11.3 be applied to all Outstanding Securities of such series upon compliance with the conditions set forth below in this Article XI.

Section 11.2  Defeasance and Discharge.

         Upon the Company's exercise under Section 11.1 of the option applicable to this Section 11.2, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities of the applicable series on the date the conditions set forth in Section 11.4 are satisfied (hereinafter referred to as "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed (a) to have paid and discharged their respective obligations under the Outstanding Securities of such series; provided, however that the Securities shall continue to be deemed to be "Outstanding" for purposes of Section 11.5 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and (b) to have satisfied all their other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 11.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due (or at such time as the Securities would be subject to redemption at the option of the Company in accordance with this Indenture), (ii) the respective obligations of the Company under Sections 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 4.8, 4.14, 5.6, 5.9,
5.10, 9.1, 9.2 and 9.3, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) the obligations of the Company under this
Article XI. Subject to compliance with this Article XI, the Company may exercise its option under Section 11.1 applicable to this Section

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

11.2 notwithstanding the prior exercise of its option under Section 11.1 applicable to Section 11.3.

Section 11.3  Covenant Defeasance.

         Upon the Company's exercise under Section 11.1 of the option applicable to this Section 11.3, the Company shall be released from its obligations under any covenant contained in Article VII and in Sections 9.5 through 9.10 (and any other covenant, as may be determined pursuant to Section 2.1, of the applicable series of Securities subject to this provision) with respect to the Outstanding Securities of the applicable series on and after the date the conditions set forth below are satisfied (hereinafter referred to as "covenant defeasance"), and the Securities of such series shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 4.1(c) or 4.1(d) or any additional Event of Default included in the Securities of such series, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 11.4  Conditions to Defeasance or Covenant Defeasance.

         The following shall be the conditions to application of either Section
11.2 or Section 11.3 to the Outstanding Securities of any series:

         (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.7 who shall agree to comply with the provisions of this Article XI applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities of such series, (i) cash in U.S. Dollars in an amount, or (ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the Outstanding Securities of such series on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest; provided that the Trustee shall have been irrevocably instructed in writing by the Company to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities of such series. Before such a deposit, the Company may give to the Trustee, in accordance with Section 10.2, a notice of its election to redeem all of the Outstanding Securities of such series at a future date in accordance with
Article X, which notice

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

shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         (b) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit.

         (c) Such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest under this Indenture or the Trust Indenture Act with respect to any securities of the Company.

         (d) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any other material agreement or instrument to which the Company is a party or by which it is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit.

         (e) In the case of an election under Section 11.2, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax laws; in either case providing that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred (it being understood that (x) such Opinion of Counsel shall also state that such ruling or applicable law is consistent with the conclusions reached in such Opinion of Counsel and (y) the Trustee shall be under no obligation to investigate the basis of correctness of such ruling).

         (f) In the case of an election under Section 11.3, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

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



         (g) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such legal defeasance or covenant defeasance.

         (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the legal defeasance under Section
11.2 or the covenant defeasance under Section 11.3 (as the case may be) have been complied with.

Section 11.5 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

         Subject to the provisions of the last paragraph of Section 9.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 11.5, the "Trustee") pursuant to Section 11.4 in respect of the Outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

         Anything in this Article XI to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 11.4 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article.

Section 11.6  Reinstatement.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 11.5 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.2 or 11.3, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 11.5; provided, however, that if the Company makes any payment of principal of (or premium, if any, on) or interest on any Security of a series following the reinstatement of its

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obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE XII

                                   CONVERSION

Section 12.1  Applicability; Conversion Privilege and Conversion Price.

         If Securities of any series are designated pursuant to Section 2.2 as convertible into Common Stock of the Company, such conversion shall be in accordance with the terms of this Article, unless otherwise specified in the terms of such Securities. Conversion provisions for Securities of any series denominated in a foreign currency or for conversion into a security other than Common Stock of the Company shall be specified in the terms of such Securities in accordance with Section 2.2. Reference in this Article to "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company authorized on the date of this Indenture and any other class of stock resulting from successive changes or reclassifications of such common stock.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security of a series to which this Article applies, or any portion of the principal amount thereof which equals $1,000 or an integral multiple thereof, may be converted at the principal amount thereof, or of such portion thereof, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock, at the conversion price in effect at the time of conversion. Such conversion right shall expire at the close of business on the date specified for Securities of such series. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (the "conversion price") shall be the price specified for the Securities of such series, subject to adjustment as provided in this Article.

Section 12.2  Conversion Procedure.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender to the Company such Security, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 9.2, accompanied by written notice of conversion in substantially the form set forth in the Security (except in the case of a depositary of a Global Security, for which the customary procedures of the depositary will apply). Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except in the case of Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by

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payment in New York Clearing House funds or other funds acceptable to the
Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the immediately preceding sentence, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with any payment in lieu of any fraction of a share, as provided in Section 12.3.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of the applicable series of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

Section 12.3  Fractions of Shares.

         No fractional shares of Common Stock or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security of a series shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) of that series so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay to the Holder of such Security an amount in cash (computed to the nearest cent) based upon the closing price of the Common Stock on the Business Day immediately preceding the date of conversion.

Section 12.4  Adjustment of Conversion Price.

         The conversion price shall be subject to adjustment from time to time as follows:

         (a) In case the Company shall pay or make a dividend or other distribution on any class of its capital stock in shares of its Common Stock, then the conversion price in effect at the opening of business on the day following the record date for determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock issued and outstanding at the close of business on such record date and the denominator shall be the sum of such number of shares and the total number of shares constituting such

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

dividend or other distribution. Such reduction shall become effective immediately after the opening of business on the day following such record date.

     (b) In case the Company shall issue rights, options or warrants to all holders of its outstanding shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share of the Common Stock on the record date for determination of stockholders entitled to receive such rights, options or warrants, then the conversion price in effect at the opening of business on the day following such record date shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock so offered for subscription or purchase. Such reduction shall become effective immediately after the opening of business on the day following such record date. Notwithstanding the foregoing, in case the Company shall issue rights, options or warrants ("Stockholder Rights") to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events, such Stockholder Rights shall for purposes of this Section 12.4 not be deemed issued or distributed until the occurrence of the earliest of such specified events and the conversion price shall not be reduced until the occurrence of such earliest specified event. If the conversion price is reduced pursuant to this paragraph (b) as a result of any rights, warrants or options that are issued by the Company and if at the end of the period during which such warrants, options, or rights are exercisable, not all such warrants, options or rights shall have been exercised, the conversion price shall be immediately readjusted to what it would have been had the above fraction been computed based on the number of shares of Common Stock actually issued in respect of such warrants, options or rights, as the case may be.

     (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, then the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the day upon which such subdivision becomes effective before giving effect to such subdivision and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the day such subdivision becomes effective after giving effect to such subdivision. Conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, then the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the day upon which such combination becomes effective before giving effect to such combination and the denominator shall be the number of shares of Common Stock outstanding at

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

the close of business on the day such combination becomes effective after giving effect to such combination. Such reduction or increase, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding (i) an issuance, dividend or distribution referred to in paragraphs (a) and (b) of this Section paid exclusively in cash or upon the dissolution, liquidation or winding up of the Company or (ii) Stockholder Rights), then the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the close of business on the record date for determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share of the Common Stock on such record date minus the then fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a Board Resolution) of the portion of the evidences of indebtedness or assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock on such record date. Such adjustment shall become effective immediately prior to the opening of business on the day following such record date.

     (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (d) of this Section) in an aggregate amount that, together with (i) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the l2 months preceding the date of payment of such distribution and in respect of which no conversion price adjustment pursuant to paragraph (e) of this Section has been made and (ii) the aggregate of any cash exceeds 10% of the product of the current market price per share of the Common Stock on the date fixed for the determination of stockholders entitled to receive such distribution multiplied by the number of shares of Common Stock outstanding on such date, then the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this paragraph (e) by a fraction of which the numerator shall be the current market price per share of the Common Stock on such date minus the amount of cash so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock. Such reduction shall become effective immediately prior to the opening of business on the date following the date fixed for the payment of such distribution.

     (f) The reclassification of Common Stock into securities other than Common Stock (excluding any reclassification upon a merger or consolidation to which Section 12.12 applies) shall be deemed to involve a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the record date for determination of stockholders entitled to receive such distribution" within the meaning of paragraph (d) of this Section). If such reclassification changes the number of outstanding shares of Common Stock, then such reclassification shall be deemed (in addition to any effect provided in the previous sentence) a subdivision or combination, as the case may be,

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

of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, within the meaning of paragraph (c) of this Section).

     (g) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided that any adjustment which by reason of this paragraph (g) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. No adjustment in the conversion price shall be required for any increase or decrease in the par value of the Common Stock.

     (h) In addition to the adjustments in conversion price required by paragraphs (a), (b), (c), (d), (e) and (f) of this Section, the Company may from time to time in its discretion make such decreases in the conversion price as it considers to be advisable, including for purposes of avoiding or diminishing any Federal income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for Federal income tax purposes or for any other reason.

     (i) Notwithstanding any other provision of this Article XIII, no adjustment to the conversion price shall result in zero or in a negative number or shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value, unless the Common Stock then has no par value, in which case such purported adjustment shall instead reduce the conversion price to $.01 per share. The Company hereby covenants not to take any action to increase the par value per share of the Common Stock.

     (j) For the purpose of any computation in this Article, the current market price per share of Common Stock on any date shall be deemed to be the average of the closing prices for the 5 consecutive days (on which securities exchanges are open for trading) preceding such date of determination. The closing price for each day shall be the last reported sales price regular way or, if no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case as reported for consolidated transactions on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not so listed or admitted to trading, on the Nasdaq Stock Market or, if the Common Stock is not so listed or admitted to trading, the average of the closing bid and asked prices (or if closing bid and asked prices or not available, the average of the high bid and low asked prices for such day) in the over-the-counter market as published by the appropriate regulatory organization or if not so published as furnished by any New York Stock Exchange member firm selected from time to time by the Company.

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Section 12.5   Notice of Adjustments of Conversion Price.

     Whenever the conversion price is adjusted as herein provided, the Company shall promptly:

               (i)   compute the adjusted conversion price in accordance with
          Section 12.4 and prepare a certificate signed by the chief financial officer or the Treasurer of the Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and file such certificate (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 9.2; and

               (ii) prepare a notice stating that the conversion price has been adjusted and setting forth the adjusted conversion price, and as soon as practicable thereafter mail such notice to Holders of Securities providing the conversion right contained in this Article XII at their last addresses as they shall appear in the Securities Register.

Section 12.6   Trustee's Adjustment Disclaimer.

     The Trustee has no duty to determine when an adjustment under this Article XII should be made, how it should be made or what it should be. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of any Securities. The Trustee shall not be responsible for the Company's failure to comply with this
Article XII.

Section 12.7   Notice of Certain Corporate Actions.

     In case the Company shall authorize:

               (i) any event which could result in an adjustment in the conversion price under Section 12.4 or require the execution of a supplemental indenture under Section 12.12; or

               (ii) the granting to holders of its Common Stock generally of rights, options or warrants to subscribe for or purchase any shares of Capital Stock excluding Stockholder Rights); or

               (iii) any reclassification of the Common Stock, or any merger, consolidation or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of the properties and assets of the Company substantially as an entirety; or

               (iv) the voluntary or involuntary dissolution, liquidation or winding up of the Company;

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

then the Company shall cause to be filed at each office or agency maintained pursuant to Section 9.2, and shall cause to be mailed to all Holders of Securities providing the conversion right contained in this Article XII at their last addresses as they shall appear in the Security Register, at least 15 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, or (B) the date on which such reclassification, merger, consolidation, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, merger, consolidation, share exchange, sale, transfer, dissolution, liquidation or winding up. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in this Article XII. In case of the occurrence of any event triggering the exercisability of Stockholder Rights, then the Company shall cause to be filed at each office or agency maintained pursuant to Section 9.2, and shall cause to be mailed to the Holders of Securities providing the conversion right contained in this Article XII at their last addresses as they shall appear in the Security Register within 10 days after the occurrence of such event a notice of such event and the date of its occurrence.

Section 12.8   Company to Reserve Common Stock.

     The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities so convertible.

Section 12.9   Taxes on Conversions.

     The Company will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

Section 12.10  Covenant as to Common Stock.

     The Company covenants that all shares of Common Stock issued upon conversion of Securities will be validly issued, fully paid and non assessable.

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Section 12.11  Cancellation of Converted Securities.

     All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.12.

Section 12.12  Effect of Merger, Consolidation or Sale of Assets.

     In case of any merger of the Company into or consolidation of the Company with any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or any sale or transfer of the properties and assets of the Company substantially as an entirety, the Person resulting from such merger or consolidation or which acquires such properties and assets of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property, if any, receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which such Security might have been converted immediately prior to such merger, consolidation, sale or transfer, assuming such holder of Common Stock (i) is not a Person into which the Company merged or which merged into the Company or with which the Company consolidated or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such merger, consolidation, sale or transfer is not the same for each share of Common Stock held immediately prior to such merger, consolidation, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such merger, consolidation, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to any successive merger, consolidation, sale or transfer. No adjustment in the conversion price shall be made pursuant to Section 12.4 as a result of any merger, consolidation, sale or transfer of the properties and assets of the Company substantially as an entirety to which this Section 12.12 applies.

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                                  ARTICLE XIII

                                  MISCELLANEOUS

Section 13.1   Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate and each such opinion shall be in the form of an Officers' Certificate or an Opinion of Counsel, as applicable, and shall comply with the requirements of this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     The certificates and opinions provided pursuant to this Section 13.1 and the statements required by this Section 13.1 shall comply in all respects with TIA Sections 314(c) and (e).

Section 13.2   Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual

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matters, upon an Officers' Certificate of an Officer or Officers of the Company
stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 13.3   Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership, principal amount and serial numbers of Securities of any series held by any Person, and the date of holding the same, shall be proved by the Security Register.

     (d) If the Company shall solicit from Holders of Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the

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purposes of determining whether Holders of the requisite proportion of
Outstanding Securities of a series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities of a series shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

     (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 13.4   Notices, etc. to Trustee and Company.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

          (i) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and delivered in person or mailed by certified or registered mail (return receipt requested) to the Trustee at its Corporate Trust Office; or

          (ii) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person or mailed by certified or registered mail (return receipt requested) to the Company addressed to it at the Company's principal office located at 810 Houston Street, Fort Worth, Texas 76102, or at any other address otherwise furnished in writing to the Trustee by the Company.

Section 13.5   Notice to Holders; Waiver.

     Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

Section 13.6   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 13.7   Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor.

Section 13.8   Separability Clause.

     In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefore against any party hereto.

Section 13.9   Benefits of Indenture.

     Nothing in this Indenture or in the Securities of any series, express or implied, shall give to any Person (other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 13.10  Governing Law; Trust Indenture Act Controls.

     (a) THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THE TRUST INDENTURE ACT IS APPLICABLE. THE COMPANY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES, AND THE COMPANY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED BY ANY SUCH COURT.

     (b) This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 and 318, inclusive, of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

Section 13.11  Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities of any series) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

Section 13.12  No Recourse Against Others.

     A director, officer, employee or stockholder of the Company shall not have any liability, by reason of his or its status as such director, officer, employee or stockholder, for any obligations of the Company under the Securities of any series or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting any Security, waives and releases all such liability to the extent permitted by applicable law.

Section 13.13  Duplicate Originals.

     The parties may sign any number of copies or counterparts of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 13.14  No Adverse Interpretation of Other Agreements.

     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                                     ISSUER:

                                                     XTO ENERGY INC.
                                                     a Delaware corporation

                                                     By: ______________________



                                                     TRUSTEE:

                                                     THE BANK OF NEW YORK,
                                                     as Trustee


                                                     By: ______________________

                                                                       EXHIBIT A

                                FORM OF SECURITY

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]/1/

__________
1 These paragraphs should be included only if the Security is a Global Security.

                                 XTO ENERGY INC.

                                 [Form of Face]

No. _____                                                           $___________

                                                      CUSIP No. ________________

     XTO Energy Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________________ or registered assigns the principal sum of _______________ Dollars on _______________, at the office or agency of the Company referred to below, and to pay interest thereon, commencing on _______________ and continuing semiannually thereafter, on __________ and __________ of each year, from __________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of _____% per annum, until the principal hereof is paid or duly provided for [if applicable, insert:, and (to the extent lawful) to pay on demand, interest on any overdue interest at [_____%] or [the rate borne by the Securities] from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or __________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Interest on the Securities of this series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     Payment of the principal of, premium, if any, and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided however, that payment of interest may be made at the option of the Company (i) by check mailed to Holders at their respective addresses as shown in the Security Register or (ii) with respect to any Holder owning Securities in the principal amount of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States, as specified in a written notice to the Trustee (received prior to the relevant record date) by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested.

                           FORM OF CONVERSION NOTICE


     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


[SEAL]
                                                      XTO ENERGY INC.



                                                      By _______________________
                                                         Name:
                                                         Title:

Attest:


______________________
Secretary


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: _________                                      THE BANK OF NEW YORK,
                                                      as Trustee


                                                      By _______________________
                                                           Authorized Signatory

                                [Form of Reverse]

     This Security is one of a duly authorized issue of the series of securities of the Company designated as its [name of designated series] (herein called the "Securities"), which is issued under, with securities of one or more additional series that may be issued under, an indenture (herein called the "Indenture") dated as of ____________, between the Company and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all applicable indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     [If applicable, insert as applicable: The Securities are subject to redemption (1) on __________ of each year commencing with the year ____ and ending with year ____ through operation of a sinking fund at the Redemption Prices for redemption through the operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below and (2) at the option of the Company, in whole or in part, at any time on or after ____________, upon not less than 30 or more than 60 days notice at the following Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of principal amount) set forth in the table below, if redeemed during the 12-month period beginning on _____________ of the years indicated below:

                         Redemption Price              Redemption Price
       Year                Sinking Fund                Non Sinking Fund
       ----              ----------------              ----------------






together in the case of any such redemption with accrued and unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.]

     [If applicable, insert: Securities acquired or redeemed by the Company otherwise than through sinking fund payments may be credited against subsequent sinking fund payments otherwise required to be made, in the inverse order in which they become due.]

     [In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date. In the event of redemption or purchase of this Security in part only, a new Security or Securities for the unredeemed or unpurchased portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.]

     [If applicable insert: The Securities do not have the benefit of any sinking fund obligations.]

     As set forth in the Indenture, an Event of Default is generally (a) failure to pay principal upon maturity, redemption or otherwise; (b) default for 30 days in payment of interest on any of the Securities; (c) default in the performance of agreements relating to mergers, consolidations and sales of all or substantially all assets; (d) failure for 30 days after notice to comply with any other covenants in the Indenture or the Securities; (e) certain payment defaults under, the acceleration prior to the maturity of, and the exercise of certain enforcement rights with respect to, certain Indebtedness of the Company or any Restricted Subsidiary in an aggregate principal amount in excess of $10,000,000; (f) certain events giving rise to ERISA liability; (g) certain final judgments against the Company or any Restricted Subsidiary in an aggregate amount of $10,000,000 or more which remain unsatisfied and either become subject to commencement or enforcement proceedings or remain unstayed for a period of 60 days; and (h) certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary. [If applicable, insert additional events of default.] If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Restricted Subsidiary, the principal amount of the Securities will become due and payable immediately without further action or notice and (ii) in the case of an Event of Default which relates to certain payment defaults, acceleration or the exercise of certain enforcement rights with respect to certain Indebtedness, any acceleration of the Securities will be automatically rescinded if any such Indebtedness is repaid or if the default relating to such Indebtedness is cured or waived and if the holders thereof have accelerated such Indebtedness then such holders have rescinded their declaration of acceleration or if in certain circumstances the proceedings or enforcement action with respect to the Indebtedness that is the subject of such Event of Default is terminated or rescinded. No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file quarterly reports with the Trustee as to the absence or existence of defaults.

     [If applicable insert: The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of the Company on this Security and
(ii) certain restrictive covenants
and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of Definitive Securities and to make certain other specified changes and other changes that do not adversely affect the rights of any Holder.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     A director, officer, employee or stockholder of the Company shall not have any personal liability under this Security or the Indenture by reason of his or its status as such director, officer, employee or stockholder. Each Holder, by accepting this Security, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Security.

     Prior to the time of due presentment of this Security for registration of transfer, the Company, Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company, 810 Houston Street, Fort Worth, Texas 76102.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identifying information printed hereon.

     This Security shall be governed by and construed in accordance with the laws of the State of New York, except to the extent the TIA is applicable.

                                 ASSIGNMENT FORM

(I) or (we) assign and transfer this Security to

________________________________________________________________________________
             (Insert assignee's social security or tax I.D. number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
as agent to transfer this Security on the Security Register of the Company. The agent may substitute another to act for him.

Dated: _____________                 Signature:_________________________________
                                               (Sign exactly as name appears on
                                                the face of this Security)

                                     Name:______________________________________
                                     Address: __________________________________

                                              __________________________________

                                     Phone No.:_________________________________

Signature Guarantee

By:____________________________________
Signature guarantor must be an eligible
guarantor institution - a bank or trust
company or broker or dealer which is a
member of a registered exchange or the
NASD.

                            FORM OF CONVERSION NOTICE

To: XTO Energy Inc.

     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of [insert class of security] of XTO Energy Inc. in accordance with the terms of the Indenture referred to in this Security, and direct that the shares issuable and deliverable upon the conversion, together with any check in payment for any fractional share and any Securities representing unconverted principal amount thereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

     Principal amount to be converted (in integral multiples of $1,000 or, if all, write "ALL"):

          $____________


Dated: _____________                 Signature:_________________________________
                                               (Sign exactly as name appears on
                                                the face of this Security)

                                     Name:______________________________________

                                     Address:___________________________________

                                             ___________________________________

                                     Phone No.:_________________________________

Fill in name, address and social security or tax identification number if registration of the securities received upon conversion is otherwise than in the name of the registered holder of this Security or to a different address:

Name:____________________________________

Address:_________________________________

        _________________________________

Social Security No. _____________________

Signature Guarantee (if securities received upon conversion are to be registered other than to the registered holder of this Security):

By:____________________________________
Signature guarantor must be an eligible
guarantor institution - a bank or trust
company or broker or dealer which is a
member of a registered exchange or the
NASD.